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                                                                   EXHIBIT 10.11



                       MASTER TRADEMARK LICENSE AGREEMENT


     This Master Trademark License Agreement (the "Agreement') is entered into and effective as of March 31, 2001 (the "Effective Date"), between Millipore Corporation, a Massachusetts corporation ("MIL"), having an office at 80 Ashby Road, Bedford, Massachusetts 01730 and Mykrolis Corporation, a Delaware corporation ("Mykrolis"), having an office at Patriots Park, Bedford, Massachusetts 01730, with reference to the following:

                                    RECITALS

     WHEREAS, the Board of Directors of Millipore Corporation ("MIL") has determined that it is in the best interest of MIL and its stockholders to separate Millipore's existing businesses into two independent businesses;

     WHEREAS, as part of the foregoing, MIL and Mykrolis, have entered into a Master Separation and Distribution Agreement (as defined below) which provides, among other things, for the separation of certain Mykrolis assets and Mykrolis liabilities, the initial public offering of Mykrolis stock, the distribution of such stock and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing;

     WHEREAS, MIL has previously used the mark MILLIPORE in association with various fields of commercial activity, including, without limitation, the development, manufacture and sale of high quality devices and equipment for microelectronic devices and the manufacture of such devices;

     WHEREAS, as a result of its commercial activity under the MILLIPORE mark, and various variations thereof, the MILLIPORE mark is now distinctively associated with goods and services made or offered by, endorsed by, distributed by, and/or approved by MIL, and with the high quality of such goods and services. As a further result of its activities in connection with the MILLIPORE mark, MIL has acquired and owns the MILLIPORE mark and the variations thereof registered on the Principal Register of the U.S. Patent & Trademark Office and more fully described in Exhibit A, attached hereto, as well as unregistered variations of the MILLIPORE mark which MIL has used in commerce as of the Effective Date which are also described in Exhibit A;

     WHEREAS, it is the intention of Mykrolis to develop a new brand identity for its goods and services over a commercially reasonable period, and Mykrolis and MIL have agreed to cooperate in such transition; and

     WHEREAS in order to prevent confusion with regard to the MILLIPORE mark, and variations thereof, to maintain the distinctiveness and goodwill associated with such marks, and to permit the transition to a new brand identity by Mykrolis, MIL and Mykrolis now wish to enter into a license agreement permitting Mykrolis to make continued use of such marks in for a reasonable period and in an appropriate manner, as set forth below.
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     NOW, THEREFORE, in consideration of the mutual promises and agreements of the parties, and of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the parties as follows:

                                  ARTICLE 1.
                                  DEFINITIONS

     Defined terms, indicated by the use of initial capitalization, shall have the meaning ascribed to them below, or, for defined terms not defined below, shall have the meaning ascribed to them in context upon their first occurrence in this Agreement. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Separation Agreement.

     1.1. COLLATERAL MATERIALS. "Collateral Materials" means all packaging, tags, labels, advertising, promotions, display fixtures, instructions, technical briefs, data sheets, warranties and other materials of any and all types associated with the Mykrolis Business Products that are marked with the Licensed Mark.

     1.2. CORPORATE IDENTITY MATERIALS. "Corporate Identity Materials" means materials that make a trade name use of marks or other identifiers, including, without limitation, trade names appearing on business cards, letterhead, stationery, paper stock and other supplies, and signage on real property and buildings, and excluding, without limitation trademark and service mark uses.

     1.3. DISTRIBUTION DATE. "Distribution Date" has the meaning set forth in the Separation Agreement.

     1.4. LEGACY MATERIALS. "Legacy Materials" means objects or materials that were created by MIL prior to the Separation Date which bear one or more of the Licensed Marks and which are acquired by Mykrolis pursuant to process by which assets are allocated to Mykrolis as part of Mykrolis separation from MIL. For example, and without limitation, Legacy Materials includes product brochures printed by MIL relating to products which after the separation, shall be sold by Mykrolis.

     1.5. LICENSED MARKS. "Licensed Marks" means the registered marks described in Exhibit A attached hereto and unregistered variations of such marks in which Mykrolis has use-based rights.

     1.6. LICENSE TERM. "License Term" means the period commencing on the Effective Date and continuing until the earlier of the expiration of this Agreement pursuant to Section 6.1 hereof, or the prior termination of this Agreement by either party pursuant to the terms of this Agreement.

     1.7. MARK. "Mark" means any trademark, service mark, trade name, trade dress, domain name, and the like, or other word, name, symbol or device, or any combination thereof, used or intended to be used by a Person to identify and distinguish the products or services of that Person from the products or services of others and to indicate the source, nature, or quality of such goods or services or endorsement, sponsorship or affiliation with such goods or services including without limitation all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

     1.8. MYKROLIS BUSINESS PRODUCTS. "Mykrolis Business Products" means any and all products of Mykrolis.

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     1.9.  PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

     1.10. QUALITY STANDARDS. "Quality Standards" means standards of quality applicable to the Mykrolis Business Products, as in use immediately prior to the Separation Date, unless otherwise communicated in writing by MIL from time to time.

     1.11. SELL. To "Sell" a product means to sell, transfer, lease or otherwise dispose of a product. "Sale" and "Sold" have the corollary meanings ascribed thereto.

     1.12. SEPARATION DATE. "Separation Date" means March 31, 2001, or such other date as may be fixed by the Board of Directors of Millipore Corporation as identifying that date upon which the line of business operated under the MILLIPORE mark in the field of microelectronics is separated from MIL and operated independently by Mykrolis.

     1.13. SUBSIDIARY. "Subsidiary" of any Person means a corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no Person that is not directly or indirectly wholly-owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control, that Person. For purposes of this Agreement, Mykrolis shall be deemed not to be a subsidiary of MIL.

     1.14. THIRD PARTY. "Third Party" means a Person other than Millipore and its Subsidiaries and Mykrolis and its Subsidiaries.

     1.15. TRADEMARK USAGE GUIDELINES. "Trademark Usage Guidelines" means the guidelines for proper usage of the Licensed Marks, and any of them, as such Guidelines may be revised and updated in writing by MIL from time to time. Without limitation, such Trademark Usage Guidelines include the Corporate
                                                                ---------
Identity Manual, dated 1991 which has been previously provided to Mykrolis by
---------------
MIL.

                                  ARTICLE 2.
                                   LICENSES

     2.1. LICENSE GRANT. Subject to Mykrolis adherence to the terms and conditions of this Agreement, MIL grants to Mykrolis a personal, non-exclusive, worldwide, fully-paid and non-transferable (except as set forth in Section 9.9) license, with the right to sublicense set forth in Section 2.3 below, to use the Licensed Marks subject to and pursuant to the license restrictions set forth in
Section 2.2 below, each of which is both a covenant and an express restriction on the scope of the license granted herein.

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     2.2.  RESTRICTIONS.

     Mykrolis covenants that it shall adhere to the following restrictions, each of which is also an express limitation on the rights granted to Mykrolis herein.

           (a) Mykrolis shall use the Licensed Marks only for the License Term;

           (b) Mykrolis shall use the Licensed Marks only in conjunction with the term "Microelectronics" or such other mark or term as proposed by Mykrolis and agreed to in writing by MIL at its sole discretion;

           (c) Mykrolis shall use the Licensed Marks only in connection with Mykrolis Business Products, the Sale and offer for Sale of Mykrolis Business Products, and in the advertisement and promotion of such Mykrolis Business Products in all fields of use;

           (d) Mykrolis shall not mutilate or alter any Licensed Mark, shall always make proper adjective use of trademarks and service marks included within the Licensed Marks, shall always use the marks with all relevant proprietary designations and notices including "(R)" and "(TM)" as appropriate, shall acknowledge and disclose in all printed materials that make use of one or more Licensed Marks that "all rights, title, and interests in and to [such Marks] is owned by Millipore Corporation of Bedford, Massachusetts and [such Marks] are used with permission," and shall in all other respects use the Licensed Marks in a manner that is consistent with the Trademark Usage Guidelines, or in such other manner as is approved in writing by MIL at MIL's sole discretion;

           (e) Mykrolis shall use the Licensed Marks in connection with the below identified Legacy Materials subject to the below stated restrictions. Mykrolis may use any Millipore Corporation Corporate Identity Materials in connection with the conduct of the Mykrolis business, up to and including the Distribution Date, in connection with the Mykrolis business, but only to the extent that, as of the Separation Date, they are in use, in inventory or on order and only to the extent such materials exist within the assets transferred to Mykrolis. During the License Term only, Mykrolis may use Millipore Corporation Collateral Materials throughout their useful life in connection with the Mykrolis business, but only to the extent that, as of the Separation Date, they are in use, in inventory or on order and only to the extent such materials exist within the assets transferred to Mykrolis. (For clarity, MIL will not be delegated to develop or publish or provide new or additional Collateral Materials after the Separation Date.) During the License Term only, Mykrolis may use molds and other processing equipment which impart a permanent indication of the Millipore Corporation until such molds and equipment are replaced, modified or repaired or termination of the agreement whichever occurs first.

           (f) Except as allowed by Section 2.2 (b) above, Mykrolis shall not use the Licensed Marks in direct association with another Mark such that the two Marks appear to be a single Mark or in any other composite manner with any Marks of Mykrolis or any Third Party;

           (g) Mykrolis shall only use the Licensed Marks in a manner consistent with the high standards, reputation and prestige represented by the Licensed Marks, and, without limitation, shall not associate the Licensed Marks with any conduct, objects, or events which are: morally repugnant or offensive to the customers of MIL; involve alleged acts of dishonesty or fraud; involve conduct which is the subject of criminal allegation or investigation; or involves, causes or relates to allegations of personal injury and/or health risk to users of products or services bearing or otherwise branded with a Licensed Mark;

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          (h) Mykrolis shall not use the Licensed Marks in any manner which is deceptive or misleading, which ridicules or is derogatory to MIL or any of the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of MIL or the Licensed Mark, or which might jeopardize or limit MIL's proprietary interest therein.

     2.3. SUBLICENSE TO SUBSIDIARIES. Subject to the terms and conditions of this Agreement, including, without limitation, the restrictions set forth in section 2.2 above, MIL hereby grants to Mykrolis the right to sublicense such rights as it has been granted in Section 2.1 above, but only to Subsidiaries of
                                                    --------
Mykrolis, and only provided that: (i) such sublicense is granted pursuant to a written agreement that is at least as protective of the rights of MIL as this Agreement; (ii) MIL is named as an express third party beneficiary of each sublicense agreement with standing to enforce all terms of such agreement in addition to such other rights and remedies as MIL may have in law and/or equity;
(iii) such sublicense is effective only for so long as the license granted herein is effective or only for so long as the sublicensee remains a Subsidiary of Mykrolis, whichever is shorter; (iv) such Sublicense shall not include the right to grant any further sublicenses; (v) the sublicensee shall be provided a copy of this Agreement and shall be required, to the extent of their sublicensed activity, to fulfill all obligations and adhere to all restrictions set forth in this Agreement; and (vi) Mykrolis shall enforce the sublicense pursuant to
Section 4.3 below. Copies of any and all sublicenses granted hereunder, along with all draft and versions thereof, shall be provided to MIL by Mykrolis upon MIL's request therefor.

     2.4. COMMUNICATION. Mykrolis hereby consents to MIL using the trademarks, service marks, and trade names of Mykrolis in communications with MIL's constituents, shareholders, customers and others as necessary to fairly and accurately describe the origin of Mykrolis, describing the products and services of Mykrolis, and describing MIL's relationship with Mykrolis to the extent, if any, that it exists at the time of the use of such marks.

     2.5. RESERVATION OF RIGHTS. Any and all of MIL's rights not expressly granted to Mykrolis are reserved to MIL. Both parties covenant that they shall not make any use of the names or marks of the other that is not permitted by this Agreement.

                                  ARTICLE 3.
               ENFORCEMENT OF GUIDELINES AND QUALITY RESTRICTIONS

     3.1. REVIEW. At MIL's request, Mykrolis agrees to furnish or make available for inspection to MIL, free of charge, representative samples of Mykrolis Business Products and Collateral Materials of Mykrolis and its Subsidiaries that are marked with one or more of the Licensed Marks. MIL may also independently conduct customer satisfaction surveys to determine if Mykrolis and its Subsidiaries are meeting the Quality Standards. Mykrolis shall cooperate with MIL fully in the carrying out of such surveys at MIL's expense. In the event of a challenge by MIL, MIL shall, at the request of Mykrolis, provide Mykrolis with copies of customer surveys used by MIL to determine if Mykrolis is meeting the Quality Standards. If MIL is notified or determines that Mykrolis or any of Mykrolis Subsidiaries is not complying with any Trademark Usage Guidelines or Quality Standards, then, in addition to and without restriction of any other rights or remedies that MIL may enjoy in law, equity or under this Agreement, MIL may notify Mykrolis of an event of non-compliance and the provisions of this
Article 3 shall apply.

     3.2. INITIAL CURE PERIOD. A notice of non-compliance from MIL shall be in writing and shall set forth with sufficient particularity to provide notice of the nature of the non-compliance a description of

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the noncompliance and any requested action for curing such noncompliance.
Mykrolis shall then have sixty (60) days with regard to noncompliance by Mykrolis or any Subsidiary after receipt of such notice ("Guideline Initial Cure Period") to correct such noncompliance or submit to MIL a written plan to correct such noncompliance which written plan is reasonably acceptable to MIL.

     3.3. SECOND CURE PERIOD. If such noncompliance continues beyond the Guideline Initial Cure Period, Mykrolis and MIL shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have thirty (30) days following the expiration of the Guideline Initial Cure Period to agree on corrective actions, and Mykrolis shall have thirty (30) days from the date of an agreement of corrective actions to implement such corrective actions and cure or cause the cure of such noncompliance ("Second Guideline Cure Period").

     3.4. FINAL CURE PERIOD. If the noncompliance remains uncured after the expiration of the Second Guideline Cure Period, then at MIL's election, Mykrolis, or the noncomplying Subsidiary whichever is applicable, promptly shall cease and desist from the noncomplying activity. Nothing in this Article 3 shall be deemed to expand the rights granted to Mykrolis herein, to limit Mykrolis obligations hereunder, or to preclude MIL from pursuing any other rights or remedies.


                                  ARTICLE 4.
                       FURTHER OBLIGATIONS OF THE PARTIES

     4.1. TRANSITION. During the License Term Mykrolis shall use good faith efforts to transition from use of the Licensed Marks to use of New Marks to be developed by Mykrolis. In addition to such other efforts as Mykrolis may engage in, Mykrolis covenants that its efforts to transition to New Marks for itself and its products and services shall, at a minimum, include the following efforts and meet the following requirements:

           (a) Within eighteen (18) months of the Effective Date, Mykrolis shall have developed New Marks and new brand identifiers for use as replacements for all Licensed Marks (the "Replacement Marks").

           (b) Within twenty four (24) months, Mykrolis shall make regular commercial use of the Replacement Marks and all use of the Licensed Marks shall be subordinate to the applicable Replacement Marks. For example, and without limitation, within twenty four (24) months of the Effective Date each product bearing a Licensed Mark will also bear the relevant Replacement Marks.

           (c) No later than the expiration of the License Term, Mykrolis shall cease and desist from any use of any kind of the Licensed Marks or any of them.

     4.2. THIRD PARTY LICENSES. MIL agrees that it and its Subsidiaries shall not license or transfer the Licensed Mark to Third Parties for use in connection with products or services that compete with Mykrolis Business Products for the term of this Agreement.

     4.3. ENFORCEMENT OF AGREEMENTS. Mykrolis shall take all appropriate measures at Mykrolis expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary and shall restrain any such Subsidiary from violating such terms, including without limitation (i) monitoring the Subsidiaries' compliance with the relevant Trademark Usage Guidelines and Quality Standards and causing any noncomplying Subsidiary promptly to remedy any failure, (ii)

                                       6
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terminating such agreement and/or (iii) commencing legal action, in each case, using a standard of care consistent with MIL's practices as of the Separation Date. In the event that MIL determines that Mykrolis has failed promptly and diligently to enforce the terms of any such agreement using such standard of care, MIL reserves the right to enforce such terms, and Mykrolis shall reimburse MIL for its fully allocated direct costs and expenses incurred in enforcing such agreement.

                                  ARTICLE 5.
                                  OWNERSHIP

     5.1. MYKROLIS OWNERSHIP. All rights, title, and interests in and to the Licensed Marks is and shall be owned exclusively by MIL subject to the license granted herein. All goodwill arising from or relating to the Licensed Marks, including all goodwill arising from Mykrolis licensed use of the Licensed Marks hereunder shall inure to the benefit of MIL. Mykrolis shall provide MIL with written notice each time any Licensed Mark is used in connection with a product, service, or field or channel of commerce with which Mykrolis has not previously associated such Licensed Marks or Licensed Marks. Upon MIL's request, and at MIL's expense, Mykrolis shall cooperate with any effort by MIL to establish, perfect, exploit or defend its rights in and to the Licensed Marks, including, without limitation: (i) providing good faith testimony by declaration, affidavit, in-person or other means whenever such testimony would, in the reasonable judgment of MIL, be useful to the establishment, perfection, exploitation or defense of its interests arising from or relating to the Licensed Marks; (ii) signing further agreements or documentation, including, without limitation, assignments, consents, and releases; (iii) providing samples, exemplars, and copies of any and all objects or materials that make use of one or more of the Licensed Marks, particularly, and without limitation, where such objects or materials are necessary or useful to any effort to establish the nature or scope of use of such Licensed Marks in connection with registration proceedings or litigation; and (iv) providing copies of letters, e-mails, memoranda, or other communications from Mykrolis customers or any third party commenting on any or all of the Licensed Marks particularly, and without limitation, any communications commenting critically or adverse on the quality of goods or services associated with such Licensed Marks.

     5.2. RIGHTS AND REMEDIES. Mykrolis stipulates and agrees that the Licensed Marks have secondary meaning and are distinctively associated with MIL and the goods and services of MIL. To the extent not contrary to applicable law, Mykrolis agrees not to challenge the ownership or validity of the Licensed Marks or any of them. Mykrolis agrees not to use or register in any country any Mark that impinges on MIL's rights in the Licensed Marks, or any element thereof. If any application for registration is, or has been, filed in any country by Mykrolis which relates to any Mark that impinges on MIL's rights in the Licensed Marks, Mykrolis shall immediately abandon any such application or registration or assign it to MIL as MIL may elect.

     5.3. LIMITATION ON AUTHORITY. Mykrolis shall not (i) misrepresent to any Person the scope of its authority under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to MIL , or (iii) take any actions that would impose upon MIL any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which MIL expressly approves in writing for Mykrolis to incur on its behalf. Mykrolis shall not grant or attempt to grant a security interest in the Licensed Marks, or to record any such security interest in the United States Patent and Trademark Office or elsewhere, against any trademark application or registration belonging to MIL. MIL makes no warranty or representation that trademark registrations have been or shall be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within, the world.

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     5.4.  USE OF MARKS CONSISTENT WITH OWNERSHIP. Mykrolis shall cause to appear on all Mykrolis Business Products, and all Collateral Materials, such legends, markings and notices as may be required by applicable law or reasonably requested by MIL which are necessary or useful to establish, perfect, defend or exploit the proprietary character of the Licensed Marks. To the extent not contrary to applicable law, Mykrolis shall not challenge MIL's ownership of or the validity of the Licensed Mark or any application for registration thereof throughout the world. Mykrolis shall not use or register in any country any domain name or any other brand identifier or proprietary interest, whether recognized currently or in the future, or other designation which would affect the ownership or rights of MIL in and to the Licensed Mark, or otherwise to take any action which would adversely affect any of such ownership rights, or assist anyone else in doing so. Mykrolis shall cause its Subsidiaries to comply with the provisions of this Article.

     5.5. INFRINGEMENT PROCEEDINGS. In the event that the Mykrolis learns of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, Mykrolis shall notify MIL or its authorized representative giving particulars thereof, and Mykrolis shall provide necessary information and assistance to MIL or its authorized representatives at MIL's expense in the event that MIL decides that proceedings should be commenced. Notwithstanding the foregoing, Mykrolis is not obligated to monitor or police use of the Licensed Marks by Third Parties other than Subsidiaries. MIL shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings, relating to the use of the licensed trademarks by third parties. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of MIL, and all recoveries shall belong exclusively to MIL. Mykrolis shall not and shall have no right to initiate any such litigation, opposition, cancellation or related legal proceedings in its own name, but, at MIL's request, agrees to be joined as a party in any action taken by MIL to enforce its rights in the Licensed Mark. MIL shall incur no liability to Mykrolis or any other Person under any legal theory by reason of MIL's failure or refusal to prosecute or by MIL's refusal to permit Mykrolis to prosecute, any alleged infringement by Third Parties, nor by reason of any settlement to which MIL may agree.

                                  ARTICLE 6.
                                 TERMINATION

     6.1. TERM. This Agreement shall remain in effect for a period of three (3) years from the Effective Date which shall be automatically renewed for additional one (1) year period unless earlier terminated as provided below in 6.2.

     6.2. VOLUNTARY TERMINATION. By written notice to MIL, Mykrolis may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by MIL. Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Mark, Mykrolis Business Products or services.

     6.3.  SURVIVAL. Any termination of licenses and rights of Mykrolis under
Section 6.2 shall not affect Mykrolis licenses and rights with respect to any Mykrolis Business Products made or sold prior to such termination. In addition, the following provisions shall survive any expiration or termination of this Agreement and remain in full force and effect: 2.2, 2.5, 4.3, 5.1, 5.2, 5.3.

     6.4. OTHER TERMINATION. This Agreement, the Separation Agreement and all other ancillary agreements may be terminated at any time prior to the IPO Closing Date by and in the sole discretion of MIL without the approval of Mykrolis. This Agreement may be terminated at any time after the

                                       8
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IPO Closing Date and before the Distribution Date by mutual consent of MIL and
Mykrolis. In the event of termination pursuant to this Section 6.4, no party shall have any liability of any kind to the other party.

                                  ARTICLE 7.
                               DISPUTE RESOLUTION

     7.1. USE AND INITIATION OF PROCEDURE. Except for and expressly excluding Actions in Equity (as defined in Section 7.15 below), in the event of a dispute between the parties arising out of or related to this Agreement (the "Dispute") the parties hereto agree to use the alternative dispute resolution procedures specified in this section (the "Procedure") in good faith in order to resolve such dispute. The Procedure may be modified by written agreement of the parties at the time the Dispute arises. A party seeking to initiate the Procedure shall give written notice to the other party, describing briefly the nature of the dispute and its claim and identifying an individual with authority to settle the dispute on its behalf. The party receiving such notice shall have five (5) days within which to designate, in a written notice given to the initiating party, an individual with authority to settle the dispute on its behalf. Neither of such authorized individuals shall have had direct substantive involvement in the matters involved in the Dispute.

     7.2. UNASSISTED SETTLEMENT. The authorized individuals shall make such investigation as they deem appropriate and thereafter promptly (but in no event later than thirty (30) days from the date of the initiating party's notice) shall commence discussions concerning resolution of the Dispute. If the Dispute has not been resolved within thirty (30) days from the commencement of discussions, it shall be submitted to alternative dispute resolution ("ADR") in accordance with the provisions of Sections 7.3 through 7.10 hereof.

     7.3. SELECTION OF NEUTRAL. The parties shall have ten (10) days following the submission of the Dispute to ADR in accordance with Section 7.2 above to agree upon a mutually-acceptable person not affiliated with either of the parties (the "Neutral"). If no Neutral has been selected within such time, the parties agree jointly to request the American Arbitration Association, the Center for Public Resources, or another mutually agreed-upon provider of neutral services to supply within ten (10) days a list of potential Neutrals with qualifications as specified by the parties in the joint request. Within five (5) days of receipt of the list, the parties shall independently rank the proposed candidates, shall simultaneously exchange rankings, and shall select as the Neutral the individual receiving the highest combined ranking who is available to serve.

     7.4. TIME AND PLACE FOR ADR. In consultation with the Neutral, the parties shall promptly designate a mutually convenient time and place for the ADR (and unless circumstances require otherwise, such time to be not later than forty-five (45) days after selection of the Neutral).

     7.5. EXCHANGE OF INFORMATION. In the event either of the parties has substantial need for information in the possession of the other party in order to prepare for the ADR, the parties shall attempt in good faith to agree on Procedures for the expeditious exchange of such information, with the help of the Neutral if required.

     7.6. SUMMARY OF VIEWS. One week prior to the first scheduled session of the ADR, each party shall deliver to the Neutral and to the other party a concise written summary of its views on the matter in Dispute.

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     7.7.  STAFFING THE ADR. In the ADR, each party shall be represented by the authorized individual and by counsel. In addition, each party may bring such additional persons as needed to respond to questions, contribute information and participate in the negotiations, the number of such additional persons to be agreed upon by the parties in advance, with the assistance of the Neutral, if necessary.

     7.8. CONDUCT OF ADR. The parties, in consultation with the Neutral, shall agree upon a format for the meetings, designed to assure that both the Neutral and the authorized individuals have an opportunity to hear an oral presentation of each party's views on the matter in Dispute, and that the authorized parties attempt to negotiate a resolution of the matter in Dispute, with or without the assistance of counsel or others, but with the assistance of the Neutral. To this end, the Neutral is authorized to conduct both joint meetings and separate private caucuses with the parties. The Neutral shall keep confidential all information learned in private caucus with either party unless specifically authorized by such party to make disclosure of the information to the other party.

     7.9. THE NEUTRAL'S VIEWS. The Neutral (i) shall, unless requested not to do so by both parties, provide his opinion to both parties on the probable outcome should the matter be litigated, and (ii) shall make one or more recommendations as to the terms of a possible settlement, upon any conditions imposed by the parties (including, but not limited to, a minimum and maximum amount). The Neutral shall base his opinions and recommendations on information available to both parties, excluding such information as may be disclosed to him by the parties in confidence. The opinions and recommendations of the Neutral shall not be binding on the parties.

     7.10. TERMINATION OF PROCEDURE. The parties agree to participate in the ADR in good faith to its conclusion (as designated by the Neutral) and not to terminate negotiations concerning resolution of the matters in Dispute until at least ten (10) days thereafter. Each party agrees not to commence any other proceeding or to seek other remedies prior to the conclusion of the ten-day post ADR negotiation period; provided, however, that either party may commence
                        -------- --------
litigation within five (5) days prior to the date after which the commencement of litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm, in which event, the parties agree (except as prohibited by court order) to nevertheless continue to participate in the ADR to its conclusion.

     7.11. FEES OF NEUTRAL; DISQUALIFICATION. The fees of the Neutral shall be shared equally by the parties. The Neutral shall be disqualified as a witness, consultant, expert or counsel for either party with respect to the matters in Dispute and any related matters in any subsequent litigation or other proceeding with respect to the Dispute.

     7.12. CONFIDENTIALITY. The parties agree that the Procedure and the ADR are compromise negotiations for purposes of the Federal Rules of Evidence and the Rules of Evidence of any state of competent jurisdiction. The entire of the Procedure and the ADR are confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the Procedure or the ADR by either of the parties, their agents, employees, representatives, or other invitees and by the Neutral (who shall be the parties' joint agent for purposes of these compromise negotiations) are confidential and shall, in addition and where appropriate, be deemed to be work product and privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of either of the parties; provided, however, that evidence
--------  -------
otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the ADR.

     7.13. ARBITRATION. Any Dispute which the parties cannot resolve through mediation within ninety (90) days following the commencement of the Procedure, unless otherwise mutually agreed, shall be submitted to final and binding arbitration under the then current Commercial Arbitration Rules of he American Arbitration Association ("AAA"), by three (3) arbitrators in Boston, Massachusetts. Such arbitrators shall be selected by the mutual agreement of the parties or, failing such agreement, shall be selected according to the aforesaid AAA rules. The arbitrators shall be instructed to prepare and deliver a written, reasoned opinion stating their decision within thirty (30) days of the completion of the arbitration. The prevailing party in such arbitration shall be entitled to expenses, including costs and reasonable attorneys' and other professional fees, incurred in connection with the arbitration (but excluding any costs and fees associated with prior ADR, negotiation or mediation). The decision of the arbitrator shall be final and non-appealable and may be enforced in any court of competent jurisdiction. The use of any ADR procedures shall not be construed under the doctrine of laches, waiver or estoppel to adversely affect the rights of either party.

     7.14. CONTINUITY OF SERVICE AND PERFORMANCE. Unless otherwise agreed in writing, the parties shall continue to provide service and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this Article 7 with respect to all matters not subject to such dispute, controversy or claim.

     7.15. ACTIONS IN EQUITY. "Actions in Equity" means actions for specific performance, temporary, preliminary or permanent injunctive relief, or for other equitable remedies. Notwithstanding any provision of this Agreement, Actions in Equity may be brought by MIL against Mykrolis and its sublicensees in any court of competent subject matter and personal jurisdiction.

                                  ARTICLE 8.
                            LIMITATION OF LIABILITY

     IN NO EVENT SHALL EITHER PARTY OR ITS SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS OR ANY OTHER DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S OBLIGATIONS EXPRESSLY ASSUMED IN THE MASTER SEPARATION AND DISTRIBUTION AGREEMENT; PROVIDED FURTHER THAT THE EXCLUSION OF PUNITIVE DAMAGES SHALL APPLY IN ANY EVENT.

                                  ARTICLE 9.
                            MISCELLANEOUS PROVISIONS

     9.1. DISCLAIMER. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE LICENSED MARK AND ANY OTHER INFORMATION OR MATERIALS PROVIDED HEREUNDER ARE PROVIDED ON AN "AS IS" BASIS AND THAT NEITHER PARTY NOR ANY OF ITS SUBSIDIARIES MAKE ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR

STATUTORY, WITH RESPECT THERETO INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. Without limiting the generality of the foregoing, neither MIL nor any of its Subsidiaries makes any warranty or representation as to the validity of any Licensed Mark licensed by it to Mykrolis or any warranty or representation that any use of any Licensed Mark with respect to any product or service shall be free from infringement of any rights of any Third Party.

     9.2. NO IMPLIED LICENSES. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed Mark. Neither party is required hereunder to furnish or disclose to the other any information (including copies of registrations of the Licensed Marks), except as specifically provided herein.

     9.3. INFRINGEMENT SUITS. MIL shall have no obligations hereunder to institute any action or suit against Third Parties for infringement of the Licensed Marks or to defend any action or suit brought by a Third Party which challenges or concerns the validity of the Licensed Marks.

     9.4. NO OTHER OBLIGATIONS. NEITHER PARTY ASSUMES ANY RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. Without limiting the generality of the foregoing, neither party, nor any of its Subsidiaries is obligated to (i) file any application for registration of any Licensed Mark, or to secure any rights in any Licensed Mark,
(ii) to maintain any Licensed Mark registration, or (iii) provide any assistance, except for the obligations expressly assumed in this Agreement.

     9.5. ENTIRE AGREEMENT. This Agreement, the Separation and Distribution Agreement and the other Ancillary Agreements (as defined in the Separation and Distribution Agreement) and the Exhibits and Schedules referenced or attached hereto and thereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof. To the extent there is a conflict between this Agreement and the Master Assignment and Assumption Agreement between the parties, the terms of this Agreement shall govern.

     9.6. GOVERNING LAW. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the Commonwealth of Massachusetts as applied to transactions taking place wholly within Massachusetts between Massachusetts residents. The Superior Court of Middlesex County and/or the United States District Court for the District of Massachusetts shall have jurisdiction and venue over all Disputes between the parties that are permitted to be brought in a court of law pursuant to Article 7 above.

     9.7. DESCRIPTIVE HEADINGS. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

     9.8. NOTICES. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

               if to MIL:
                               Millipore Corporation
                               80 Ashby Road
                               Bedford, Massachusetts 01730

               With a copy :
                               General Counsel
                               Millipore Corporation
                               80 Ashby Road
                               Bedford, Massachusetts 01730

               if to Mykrolis:
                               Mykrolis Corporation
                               Patriots Park
                               Bedford, Massachusetts 01730

               With a copy :
                               General Counsel
                               Mykrolis Corporation
                               Patriots Park
                               Bedford, Massachusetts 01730



Or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices shall be deemed to have been given and received on the earlier of actual delivery or three (3) days from the date of postmark.

     9.9. NONASSIGNABILITY. Mykrolis shall not, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement or any Licensed Mark except to MIL and any attempted assignment, transfer or delegation shall be voidable at the sole option of MIL.

     9.10. SEVERABILITY. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule or law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

     9.11. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     9.12. AMENDMENT. No change or amendment shall be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such Agreement.

     9.13. COUNTERPARTS. This Agreement, including the Ancillary Agreements and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     9.14. AUTHORITY. Each of the parties hereto represents to the other that
(a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     WHEREFORE, the parties have signed this Trademark License Agreement effective as of the date first set forth above.


MILLIPORE CORPORATION               MYKROLIS CORPORATION


By: /s/ Francis J. Lunger           By: /s/ Jean-Marc Pandraud
    ---------------------               ----------------------


Name:  Francis J. Lunger            Name:  Jean-Marc Pandraud
       -----------------                   ------------------


Title: Executive Vice President     Title: President
       ------------------------            ---------

                                   EXHIBIT A

                               "LICENSED MARKS"

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 27, 2001                                 Trademark List                                      Page: 1
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL4/                         Registered         1834821              1503169
                               Argentina                     11                                      31-Jan-1994
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL6/                         Registered         1849219              1463740
                               Argentina                     07                 11-Aug-1971          31-Aug-1993
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL7/                         Registered         1293223              1033254
                               Argentina                     09                 11-Aug-1971          05-Jan-1982
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL8/                         Registered         1292224              1033255
                               Argentina                     09                 11-Aug-1971          05-Jan-1982
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL11/                        Pending            826988
                               Australia                     11                 09-Mar-2000
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL17/                        Registered         212333               212333
                               Australia                     17                 01-Jul-1965          29-Jun-1972
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL9/                         Registered         195683               195683
                               Australia                     09                 01-Jul-1965          29-Jun-1972
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL10/                        Registered         MA1019/70            67657
                               Austria                       09                 05-May-1970          21-Oct-1970
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL11/                        Registered         556675               073369
                               Benelux                       09/11                                   05-Nov-1971
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL12/                        Registered         585134               073460
                               Benelux                       07/09/11                                05-Nov-1971
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL13/                        Registered         13579                06105521
                               Brazil                        09                 08-Sep-1971          25-Jun-1975
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL14/                        Registered         13580                710135807
                               Brazil                        09,                08-Sep-1971          13-Oct-1981
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL1-BR/                      Registered         814753663            814753663
                               Brazil                        7                  06-Apr-1989          04-Dec-1990
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL2-BR/                      Registered         815378327            815378327
                               Brazil                                           23-Feb-1990          12-Jan-1993
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL3-BR/                      Registered         815378351            815378351
                               Brazil                        40,15              23-Feb-1990          26-May-1992
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 27, 2001                                 Trademark List                                      Page: 2
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL15/                        Registered         258694               124755
                               Canada                                           06-Sep-1960          29-Dec-1961
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL16/                        Registered         544005               329054
                               Canada                                           19-Jun-1985          19-Jun-1987
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL17/                        Registered         578012               341205
                               Canada                                           11-Feb-1987          03-Jun-1988
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL3/                         Registered                              832437
                               China                         09                                      21-Apr-1996
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL65/                        Registered                              812497
                               China                         11                                      07-Feb-1996
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL61/                        Pending
                               Czech Republic                                   27-Nov-1996
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL19/                        Registered         209471               3111972
                               Denmark                       09                                      28-Jan-1972
--------------------------------------------------------------------------------------------------------------------
Millipore                      Millipore-EM/                 Pending            002129138
                               European Community                               01-Mar-2001
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL 20/                       Registered                              1579146
                               France                        09, 11                                  07-Mar-1990
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL22/                        Registered         16697/22             749946
                               Germany                       10                 03-Aug-1960          03-Aug-1960
--------------------------------------------------------------------------------------------------------------------
Millipore                      MILLIPORE/                    Registered         M 32631              889952
                               Germany                       11/9               31-Mar-1970          26-Jan-1972
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL60/                        Registered                              149456
                               Hungary                                                               08-Dec-1995
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL27/                        Registered         301605               406053
                               India                         11                 21-Dec-1974          27-May-1983
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL28/                        Registered                              301606B
                               India                         9                                       21-Dec-1974
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL29/                        Registered         61711                42719
                               Iran                          6/7/9/11           05-Dec-1974          01-Sep-1975
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 27, 2001                                 Trademark List                                      Page: 3
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL30/                        Registered                              77779
                               Ireland                       11                                      13-Feb-1970
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL32/                        Registered                              B82669
                               Ireland                       11                                      02-Jul-1973
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL36/                        Registered         40133                40133
                               Israel                        11                 12-Dec-1974          31-Aug-1977
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL40/                        Registered         40129                40129
                               Israel                        11                 12-Dec-1974          31-Aug-1977
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL41/                        Registered         50439                50439
                               Italy                         7/9/41             29-Nov-1990          24-Aug-1993
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL42/                        Registered         40394                484919
                               Italy                         7/11               07-Apr-1987          16-Oct-1987
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL43/                        Registered         40004-C/71           267731
                               Italy                         7,9,41             08-Mar-1971          24-Feb-1973
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL43/                        Registered         107138/84            2050966
                               Japan                         10                 09-Oct-1984          26-May-1988
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL44/                        Registered         07725096             1153658
                               Japan                         11                 27-Jul-1995          25-Dec-1995
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL64/                        Registered         8290                 6589
                               Kazakhstan                                       27-Feb-1996          02-Jun-1998
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL45/                        Pending            9019865
                               Korea, Republic of            38                 05-Jul-1990
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL46/                        Registered         9019860              235560
                               Korea, Republic of            38                 05-Jul-1990          10-Apr-1992
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL47/                        Registered         90-19864             40-220484
                               Korea, Republic of            1                  05-Jul-1990          29-Aug-1991
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL48/                        Registered         90-19858             40-220482
                               Korea, Republic of            1                  05-Jul-1990          29-Aug-1991
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL50/                        Registered                              166880
                               Mexico                        26                                      17-Jul-1971
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                 Trademark List                                      Page: 4
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL51/                        Registered                              166879
                               Mexico                        31                                      17-Jul-1971
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL52/                        Registered         102566               80422
                               Norway                        9&11               12-Feb-1970          30-Oct-1970
--------------------------------------------------------------------------------------------------------------------
Millipore                      Millipore/                    Unfiled
                               Philippines
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL59/                        Registered         Z-154351             R-105215
                               Poland                        1,9                14-Dec-1995          14-Dec-1998
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL1/                         Registered         26302                162993
                               Portugal                      7                  23-Jun-1992          07-Oct-1992
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL2/                         Registered         26304                162995
                               Portugal                      11                 23-Jun-1992          10-Jul-1992
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL62/                        Registered         95714454/50          150303
                               Russian Federation            9,1                19-Dec-1995          28-Feb-1997
--------------------------------------------------------------------------------------------------------------------
Millipore                      millipore5/                   Registered         1929397              1929397
                               Spain                         5                  03-Nov-1994          05-Jan-1996
--------------------------------------------------------------------------------------------------------------------
Millipore                      millsp/                       Registered         540324               540324
                               Spain                         9                  27-Jul-1967          10-Mar-1971
--------------------------------------------------------------------------------------------------------------------
Millipore                      millsp2/                      Registered         526309               526309
                               Spain                         3                  04-Mar-1967          20-Mar-1979
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL54/                        Registered         26845                114070
                               Sweden                        17                                      24-Sep-1965
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL55/                        Registered                              247088
                               Switzerland                                                           14-May-1970
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL56/                        Registered                              49286
                               Taiwan                        8                                       01-Jan-1991
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL57/                        Registered         79024003             517866
                               Taiwan                        84                                      16-Mar-1991
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL58/                        Registered         79024013             508824
                               Taiwan                        74                 01-Jun-1990          16-Dec-1990
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 27, 2001                                 Trademark List                                      Page: 5
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Millipore                      Mill63/                       Pending            96020551
                               Ukraine                       1, 9, 11           26-Feb-1996
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL24/                        Registered                              B810289
                               United Kingdom                09                                      03-Sep-1960
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL26/                        Registered                              B815562
                               United Kingdom                10                                      12-Jan-1961
--------------------------------------------------------------------------------------------------------------------
Millipore                      LIC-00001/                    Unfiled            ALL
                               United States of America
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL/                          Registered         86811                0700967
                               United States of America      31                 07-Dec-1959          12-Jul-1960
--------------------------------------------------------------------------------------------------------------------
Millipore                      MIL1/                         Registered         72/278517            878602
                               United States of America      9                  17-Aug-1967          14-Oct-1969
--------------------------------------------------------------------------------------------------------------------
Millipore                      Millipore/                    Allowed            1998-019384
                               Venezuela                     10                 20-Oct-1998
--------------------------------------------------------------------------------------------------------------------
Millipore                      Mill-VN/                      Unfiled
                               Viet Nam
--------------------------------------------------------------------------------------------------------------------